                SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest

event reported): April 14, 2005

WESTSIDE ENERGY CORPORATION

(Exact name of registrant as specified in its Charter)

State or other jurisdiction of Incorporation:            Nevada

Commission File Number:   0-49837

IRS Employer Identification Number:         88-0349241

4400 Post Oak Parkway, Suite 2530, Houston, Texas 77027

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:                713/ 979-2660

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Attached hereto as Exhibit 99.1, which is incorporated herein by reference, is a copy of a certain slides that the Company intends (a) to use in presentations to interested parties, including analysts and prospective investors, starting April 14, 2005, and (b) to post on the Company’s Web site. This information is not "filed" pursuant to the Securities Exchange Act and is not incorporated by reference into any Securities Act registration statements. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD. Any information in this report supercedes inconsistent or outdated information contained in earlier Regulation FD disclosures.

Item 9.01.	Financial Statements and Exhibits.
(c) Exhibits.

Exhibit

Number	Exhibit Title
99.1	Slides used in presentations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTSIDE ENERGY CORPORATION

(Registrant)

Date: April 14, 2005	By:	/s/ Jimmy D. Wright

Jimmy D. Wright,

Chief Executive Officer